Montana Board of Oil and Gas Conservation

August 2019



FOOTHILLS EXPLORATION, INC.

OTCQB: FTXP

Forward Looking Information

THIS COMMUNICATION IS FOR YOUR GENERAL INFORMATION ONLY AND IS NOT AN OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITY. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF FEDERAL AND STATE SECURITIES LAWS, INCLUDING, BUT NOT LIMITED TO, ANY PROJECTIONS OF EARNINGS, REVENUE OR OTHER FINANCIAL ITEMS; ANY STATEMENTS OF THE PLANS, STRATEGIES AND OBJECTIONS OF MANAGEMENT FOR FUTURE OPERATIONS; ANY STATEMENTS CONCERNING PROPOSED NEW SERVICES OR DEVELOPMENTS; ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE; ANY STATEMENTS OR BELIEF; AND ANY STATEMENTS OF ASSUMPTIONS UNDERLYING ANY OF THE FOREGOING.

FORWARD-LOOKING STATEMENTS MAY INCLUDE THE WORDS "MAY," "COULD," "ESTIMATE," "INTEND," "CONTINUE," "BELIEVE," "EXPECT" OR "ANTICIPATE" OR OTHER SIMILAR WORDS. THESE FORWARD-LOOKING STATEMENTS PRESENT OUR ESTIMATES AND ASSUMPTIONS ONLY AS OF THE DATE OF THIS REPORT. EXCEPT FOR OUR ONGOING SECURITIES LAWS, WE DO NOT INTEND, AND UNDERTAKE NO OBLIGATION, TO UPDATE ANY FORWARD-LOOKING STATEMENT.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN ANY OF OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED OR ASSUMED IN ANY OR OUR FORWARD-LOOKING STATEMENTS. OUR FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FACTORS IMPACTING THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (A) POTENTIAL DEFAULT UNDER OUR SECURED OBLIGATIONS; (B) A DEFAULT UNDER ANY MATERIAL DEBT AGREEMENTS; (C) INCREASES IN INTEREST RATES OR OUR COST OF BORROWING; (D) DETERIORATION IN GENERAL OR REGIONAL ECONOMIC CONDITIONS; (E) ADVERSE STATE OR FEDERAL LEGISLATION OR REGULATION THAT INCREASES THE COSTS OF COMPLIANCE, OR ADVERSE FINDINGS BY A REGULATOR WITH RESPECT TO EXISTING OPERATIONS; (F) INABILITY TO ACHIEVE FUTURE SALES LEVELS OR OTHER OPERATING RESULTS; (G) FLUCTUATIONS IN THE PRICE OF OIL AND GAS; (H) THE UNAVAILABILITY OF FUNDS FOR CAPITAL EXPENDITURES; AND (I) OPERATIONAL INEFFICIENCIES IN OUR OPERATIONS.

About the Company

FOOTHILLS EXPLORATION, INC.

Foothills Exploration, Inc. (OTCQB: FTXP), is a growth stage oil and gas exploration and production (E&P) company with a focus and expertise in the acquisition and development of oil and gas properties.

- Two recent acquisitions totaling over 34,000 acres and 22 natural gas wells in Wyoming.
- New acquisitions feature established predictable revenue and production with a huge development opportunity.
- Currently acquiring and developing undervalued & underdeveloped oil and gas assets at attractive valuations.
- Exploiting opportunities to execute on an oil and gas roll-up strategy in the Rockies while the majors focus on the Permian Basin and Scoop and Stack Plays.
- Building a portfolio of producing wells that have low operating costs, long life reserves and significant upside potential through improved price environments and development runway.

OTCQB:	FTXP
Share Price (7/29/19)	$0.17
Market Cap (7/29/19)	$ 4.7 MM
Common Shares Outstanding	24.6 MM
Management Ownership	6.3 MM
Institutional Ownership	5.9 MM
Total Debt	$8.65 MM

Regional Focus and Expertise

- **Well defined geographic focus** – Rockies
- **Strong management and technical team** with a proven track record and *deep operational knowledge* of the area
- Focused on acquiring non-core properties for **optimization** and **development**

U.S. Rocky Mountains

- Uinta Basin – Utah
- Piceance Basin - Colorado
- Greater Green River & Big Horn Basins – Wyoming
- Central Basin – Montana



Global Stakeholders/Debtholders

- FTXP is a tightly-held, publicly traded company backed by several institutional investors globally, with access to additional capital from its existing stakeholders.

United States

- Firstfire Global Opportunities Fund, LLC
- Jefferson Street Capital, LLC
- Crown Bridge Partners, LLC
- Labrys Fund, L.P.
- GS Capital Partners, LLC
- GW Holdings Group, LLC
- JSJ Investments, LLC
- LG Capital Funding, LLC
- Odyssey Capital Funding, LLC
- PowerUp Lending Group Ltd.


Arctic Ocean
Canada
United States of America
North Pacific Ocean
North Atlantic Ocean
Russia
China
Brazil
Australia
South Pacific Ocean
South Atlantic Ocean
Indian Ocean
Antarctica

Hong Kong

- Berwin Trading Company
- Profit Well Ltd.
- Total Belief Limited

Change of Operator Request

- Total Wells: 99
  - Producing: 22
  - Shut-in: 54
  - Injectors: 19
  - Water Supply: 1
  - P&A: 1
  - TA: 2

Pre-Acquisition Operators

Bayswater Exploration & Production, LLC	Big Sky Energy, LLC
87 wells	12 wells
Stillwater, Rosebud, Musselshell, Sweet Grass Counties	Stillwater and Golden Valley Counties

- Fields:
  - Central Sumatra, Big Wall / Little Wall, Six Shooter, Lake Basin, Big Coulee, Mid-Lake

Summary of Wells

FOOTHILLS EXPLORATION, INC.

Central Sumatra Field


0 5 10 15 20 25 30 35 40
34
4
13
15
1
1
# of Wells

Big Wall Field


0 5 10 15 20 25
20
7
5
7
1
# of Wells

Legend:

- Total
- Producing
- Injectors
- Shut-In
- TA
- P&A
- Water Supply

Little Wall Field


0 0.5 1 1.5 2 2.5 3 3.5 4 4.5
4
2
1
1
# of Wells

Shallow Gas Fields


0 5 10 15 20 25 30 35 40 45
41
9
32
# of Wells

Shallow Gas Fields:

- Lake Basin
- Rapelje
- Six Shooter
- Mid-Lake
- Big Coulee

Bonding

FOOTHILLS EXPLORATION, INC.

- Foothills is prepared to post a $50,000 multi-well state operating bond and $160,000 injection well bond to replace previous operator bonds currently in place.

Bayswater Asset Acquisition



- Sumatra – Operated Montana Tyler Sand Mature Waterflood
- Big Wall / Little Wall – Operated Montana Tyler Sand Mature Waterflood
- Ability to double production from predictable low-cost upside projects (ESP installs / repairs)
- Significant upside value in PDNP wells that have been identified as low-cost, return to production projects
- Projects range from ESP replacements and flowline repairs as well as general surface equipment repairs to unlock value
- Big Wall / Little Wall Fields contain significant potential for horizontal development of the Amsden formation

Sumatra Field


Central Sumatra Tyler Sand Unit
Rosebud Co., MT
9
10
11
14
15
16
C210
A309
D309
A310
B310
C310
D310
B311
A311Y
D311
B409
D409
A410X
B410
C410
D410
A411
B411
C411
D117
A116
B116
C116
D116
A115
B115
C115
A114
B114X
B114
C114
LOC #4
LOC #2
B216
C216
D216
B215
C215
D215
D215X
C214
D214
A213
D316
A315
B315
C315
D315
A314
B314
C314
A313
A415
B415
C415
A414
D414
A413
Secondary recovery waterflood began in 1980s.
4 Producing Wells
13 Injector Wells
1 Water Supply Well
15 Inactive Producing Wells
1 Inactive Injection Well

Sumatra Field RTP: Phase I

FOOTHILLS EXPLORATION, INC.

- Wells identified by our technical team based on site visit, well analysis and discussions with previous operator and their engineering team.
- 15 shut-in wells in the Sumatra Field returned to production in two-phases: Phase I (first 30 days) and Phase II (first 240 days).

Phase I: 8 wells RTP

	Well Name	Comments	Capital Requirement	Bbl/d potential
1	Cstsu #B410	Welding	$500.00	6
2	Cstsu #D314	Replace Flowline, roustabout, pipe	$20,000.00	13
3	Cstsu #A411 ESP	Rig, Pump, Pull, Run, Test, Freight	$75,181.50	18
4	Cstsu #B411 ESP	Rig, Pump, Pull, Run, Test, Freight	$67,759.20	14
5	Cstsu #B215 ESP	Rig, Pump, Pull, Run, Test, Freight	$81,000.00	16
6	Cstsu #C409 ESP	Rig, Pump, Pull, Run, Test, Freight	$67,759.20	13
7	Cstsu #D116 ESP	Rig, Pump, Pull, Run, Test, Freight	$65,438.55	9
8	Cstsu #A409 ESP	Rig, Pump, Pull, Run, Test, Freight	$81,000.00	11

Sumatra Field RTP: Phase II

FOOTHILLS EXPLORATION, INC.

Phase II: 7 wells RTP

	Well Name	Comments
9	**Cstsu #A215**	Shut production; workover candidate; swab / stimulate
10	**Cstsu #B409**	Rod pump; polish rod broken; easy fix and can be turned on 4 bbl/d
11	**Cstsu #C411**	Shut-in for 30 yrs; perfs covered up; workover candidate; swab / stimulate
12	**Cstsu #D115**	Shut-in producer; shut-in since ‘96; workover candidate; swab / stimulate
13	**Cstsu #D216**	Shut-in producer; nothing in hole; evaluate
14	**Cstsu #D410y**	P & A CANDIDATE; test uphole
15	**Cstsu #A410X**	P & A CANDIDATE; further inspection required

Big Wall / Little Wall Field

FOOTHILLS EXPLORATION, INC.



Little Wall
Little Wall Road
Big Wall Road
BWUTBSU
C.H. Moffett Lease
Zoerb Lease
Pits
D618 (ESP Amsden) (SI)
A617
Moffett Battery
Zoerb 3 Amsden (SI)
(SI)
Sec 13
Sec 18
Sec 17
BWLTBSU
A119 (ESP 10/2011)
D119
E119
Upper Tyler Combined Battery
D419
300 BWPD
D424
2100 BWPD
Office & Yard
WDW
C519
H524
A519 (P&A)
Lower Tyler Combined Battery
B519 (ESP Amsden)
Quinnell 1 (SI)
A619
G724
1700 BWPD
BNRR 16 Amsden
BNRR 34-19 (SI)
Quinnell Lease
Sec 24
Sec 19
Sec 20
N
Big Wall Field
1 Mile

Musselshell Co., Montana

Big Wall / Little Wall Field: Phase I

FOOTHILLS EXPLORATION, INC.

- Wells identified by our technical team based on site visit, well analysis and discussions with previous operator and their engineering team.
- 8 shut-in wells in the Big Wall / Little Wall Fields returned to production in two-phases: Phase I (first 60 days) and Phase II (first 210 days).

Phase I: 4 wells RTP

	PDNP Production Uplift Projects								
	Well Name	Last Prod.	Gross BOPD	Work Required	Est. BOPD Increase	Net CapEx	# of Total CapEx	Net CapEx Per BOPD
1	Bnrr B Nct-1 #16	15-Mar	14.4	Electrical work	16.0	$14,000	3.3%	$875
2	Moffett #D618	15-Nov	5.8	Replace ESP	9.0	$70,000	16.7%	$7,778
3	Bwutsu #A617	18-Feb	0.3	Replace ESP	5.0	$70,000	16.7%	$14,000
4	Zoerb #3-18	10-Oct	0.9	Turn on/Add ESP	5.0	$70,000	16.7%	$14,000
	Total:		**21.4**		**35.0**	**$224,000**	**53.5%**	
	Average:				**8.8**	**$56,000**		**$9,163**

Big Wall / Little Wall Field: Phase II

FOOTHILLS EXPLORATION, INC.

Phase II: 4 wells RTP

	Well Name	Field	Formations	Comments
5	**B.n. #34-19**	Big Wall	Amsden	No artificial lift; install pump jack unit
6	**Big Wall #9-9**	Little Wall Creek, South	Tyler	No artificial lift; install pump jack unit
7	**Bwltsu #A619**	Big Wall	Tyler	Workover unit/swab RTP; Out of Sub Wire;
8	**Little Wall Creek #3-9**	Little Wall Creek, South	Tyler	No pump rods or tubing; workover candidate; downhole work

Big Wall / Little Wall Development Plan

FOOTHILLS EXPLORATION, INC.

- Look to permit two Amsden Hz wells to commence drilling late Q3 2020 / early Q4 2020

Big Wall/Little Wall (Tyler Sands & Amsden) Musselshell Co., MT



+200
+300
+500
+600
+700
+800

BNRR "B" NCT-1 #16
- Existing 2,000 ft Horizontal Amsden well proves horizontal potential
- Drilled by Texaco in 1993
- Cum: 158 MBO (100% Oil)

3-Additional structurally higher drilling locations identified with excellent development potential.



BNRR "B" Net-1 Historical Production
1000000
100000
10000
1000
100
Jan 1996
Jan 2000
Jan 2004
Jan 2008
Jan 2012
Jan 2016
Date
Existing Hz Well
IP: 169 BOPD
CUM: 158 MBO (252 Mns)
12 Years of 0 or Flat Decline

Shallow Gas Fields RTP

FOOTHILLS EXPLORATION, INC.

- The Shallow Gas Fields merit further geological and resource engineering analysis to optimize and develop the field to its full potential.
- The Dakota and Frontier both merit further examination.
- Deeper understanding of past stimulation techniques and potential for waterflood needs to be carefully examined.
- The Company will look to produce or plug these wells in the next 24 months.

Shallow Gas Wells RTP

FOOTHILLS EXPLORATION, INC.

	Well Name	Field	Comments
1	Bayswater 12-10	Rapelje	Further examination / relog well (water contact)
2	Kirchner 2-9	Rapelje	Examine Frontier potential; fluid examination
3	Stimpson 31-24	Sixshooter Dome	Assess Frontier production possibility and stimulation techniques
4	Stimpson 33-14	Sixshooter Dome	Fracture stimulation candidate
5	Leuthold 11-34	Lake Basin	Examine behind pipe up hole potential
6	Copulos (1-0309-1) 1A	Lake Basin	Examine behind pipe up hole potential
7	Keating 6-23	Lake Basin	Examine behind pipe up hole potential
8	Keating 13-35	Lake Basin	Examine behind pipe up hole potential
9	Leuthold 9-35	Lake Basin	Examine behind pipe up hole potential
10	Leuthold 12-24	Lake Basin	Examine behind pipe up hole potential

Shallow Gas Wells RTP

FOOTHILLS EXPLORATION, INC.

	Well Name	Field	Comments
11	Leuthold 9-34	Lake Basin	Examine behind pipe up hole potential
12	Leuthold 10-24	Lake Basin	Examine behind pipe up hole potential
13	Keating 1-26	Lake Basin	Examine behind pipe up hole potential
14	Castle (1-0308-2) 1	Lake Basin	Examine behind pipe up hole potential
15	Fradet 4-24	Lake Basin	Examine behind pipe up hole potential
16	Moddrell 12-26	Lake Basin	Examine behind pipe up hole potential
17	Keating 4-35	Lake Basin	Examine behind pipe up hole potential
18	Leuthold 1-35	Lake Basin	Examine behind pipe up hole potential
19	Keating 1A-26	Lake Basin	Examine behind pipe up hole potential
20	Nordahl 2-11	Lake Basin	Examine behind pipe up hole potential

Strategic Acquisition

- The Shallow Gas properties and Big Coulee assets also being acquired will be able to share the same existing gathering systems, compression facilities and gas marketing agreements, creating potential operating synergies and cost optimization benefits for both fields.

Big Sky Asset Acquisition



- 12 shut-in wells
- Immediate production and revenue growth opportunity
- Remedial field work and optimization program

Big Coulee Field


SOUTH CENTRAL MONTANA – GOLDEN VALLEY & STILLWATER COUNTIES, MONTANA
005N019E
005N020E
004N019E
BIG COULEE FIELD
WELLS
FOOTHILLS EXPLORATION, LLC.
424-901-6656

Big Coulee Field RTP: Phase I

- Wells identified by our technical team based on due diligence, well analysis and discussions with previous operator.
- 12 shut-in wells in the Big Coulee Field returned to production in two-phases: Phase I (first 45 days) and Phase II (first 180 days)

	Well Name	Comments
1	T. Schaff (1-0380-1)	Upon inspection able to produce; Unload well, bring online
2	Barr (1-0331-1) 16-22	Upon inspection able to produce; Unload well, bring online
3	NP D (1-0302-1) 1	Upon inspection able to produce; Unload well, bring online
4	R. Schaff (1-0381-1) 1	Upon inspection able to produce; Unload well, bring online
5	State (1-0303-1) 36-1	Upon inspection able to produce; Unload well, bring online

Big Coulee Field RTP: Phase II

FOOTHILLS EXPLORATION, INC.

	Well Name	Comments
6	Big Coulee Unit 31-4-520	Upon inspection able to produce; post-flush production; swab candidate
7	Big Coulee Unit 30-14-520	Upon inspection able to produce; post-flush production; swab candidate
8	Big Coulee 6-3	Upon inspection able to produce; post-flush production; swab candidate
9	Big Coulee Unit 6-4-420	Upon inspection able to produce; post-flush production; swab candidate
10	Meins 1-13	Upon inspection able to produce; post-flush production; swab candidate
11	Meins (1-0304-1) 1-A	Upon inspection able to produce; post-flush production; swab candidate
12	Wepler 1	P&A Candidate

Experienced Operating Team

FOOTHILLS EXPLORATION, INC.

Alex Hemb
Director, Petroleum Engineer

- 25+ years' experience as Petroleum Engineer, onshore and offshore, both domestic and international
- Began drilling directional/Hz wells in 1993, at the forefront of Hz drilling technology development
- U.S. Rocky Mountains: drilled 250+ directional/Hz wells in Williston / Bakken, Powder River and DJ / Wattenberg Basins for EOG Resources, Statoil, Samson Energy, Great Western, Hess Corp. and others
- Anadarko Basin / Barnett Shale: drilled 60+ directional/Hz wells for Anadarko, BP, EOG, and others
- International: drilled 65+ Hz wells for Texaco-Chevron, Royal-Dutch Shell, Freeport McMorRan and others
- B.S. M.Sc. Petroleum Engineering from Montana Tech with numerous oil and gas industry certifications

John Adamson / GEOPINION
Consulting Geologist

- 40+ years' Experience as Petroleum Geologist, primarily domestic
- Certified Professional Geologist with expertise in Rocky Mountain geology
- Extensive geologic knowledge, involving, development, evaluation, economic appraisals, acquisitions, drilling operations, well-site geology, well permitting, royalty evaluations, estate appraisals, expert witness and contract experience (i.e. farmout, operating agreements, lease and royalty assignments, legal, etc.).
- Certifications: AIPG - CPG # 6417, WYPG # 3150, UTPG # 5553762-2250, AAPG, SPE, RMAG, WGA, UGA Member+
- B.S. in Geology from University of Wyoming, Laramie, Wyoming.

Kevin J. Sylla
Executive Chairman

- Also serves as CEO of Foothills Petroleum, Inc., FTXP's main operating subsidiary
- 10 years of oil & gas industry experience with extensive knowledge in business development, mergers and acquisitions, and management of oil and gas field operations
- Illinois Basin: acquired ~150 wells, 3 operating companies and an oilfield service company; implemented new drilling program.
- U.S. Rockies: led the acquisition of 100,000+ acres, including distressed and underdeveloped properties.
- Petroleum Land Management from TCU and Energy & Finance Management Certification from University of Denver

Experienced Operating Team (cont'd)

FOOTHILLS EXPLORATION, INC.

B.P. Allaire, MBA
CEO, Director

- Seasoned business operator with over 25+ years experience in numerous disciplines across various industries, with last 10 years in oil & gas industry
- Former Managing Partner of Versailles Capital Partners, a multi-discipline strategic advisory and business development firm based in Los Angeles
- Experience leading a rollup and integration of 4 acquired targets into a vertically-integrated entity
- MBA in General Management from Harvard Business School
- Summa cum laude graduate of Johnson & Wales University
- B.S. Management, A.S. Finance & Investments / A.S. Advertising & Public Relations

Christopher Jarvis, MBA, CFA, CMT
EVP Finance, Director

- 20+ years of capital markets and investments experience covering equity, commodity and fixed-income markets
- Engineered and executed energy risk management hedges for large multi-national companies
- Ranked #1 by Bloomberg's BARR analyst ranking system as a publishing analyst in 2005
- Routinely appears on CNBC, Fox Business News and Reuters
- Contributor to major print media outlets including Reuters, Bloomberg, and the Wall Street Journal as an oil and gas analyst
- MBA from University of Connecticut, with concentration in Finance
- B.A. in Arts History from University of Massachusetts

Tara Roberts
VP of Business Development

- 7+ years working across a variety of disciplines within the U.S. oil and gas industry, including positions as landman, revenue accountant and business development specialist
- Began career at Chesapeake Energy Corporation (NYSE: CHK) holding various positions over 4-years
- Previously worked at Echo Energy as a Business Development Specialist
- Founded Eldorado Energy, Inc., focused on acquisition of working interests, mineral rights and leaseholds
- B.A. in Psychology from the University of Oklahoma and an M.S. in Law, with a concentration in Energy Law, from Oklahoma City University, with honors

APPENDIX

Asset Photos

The well sites and facilities are in excellent condition.

Sumatra Field








Bayswater Expl & Prod, LLC
CENTRAL SUMATRA TYLER SAND UNIT
WELL NO. D115 SEC.15-T11N-R32E

Sumatra Field









Sumatra Field









Sumatra Field


ayswater Expl & Prod, LLC
CENTRAL SUMATRA TYLER SAND UNIT
WELL NO. 8409 SEC. 9 - T11N-R32E





Big Wall / Little Wall Fields

FOOTHILLS EXPLORATION, INC.









Big Wall / Little Wall Fields









Big Wall / Little Wall Fields

FOOTHILLS
EXPLORATION, INC.





Big Wall / Little Wall Fields




LUFKIN



Shallow Gas Fields









Shallow Gas Fields








BAYSWATER


ACQUISITION • DEVELOPMENT • PRODUCTION GROWTH

FOOTHILLS
EXPLORATION, INC.

Company Contact
Kevin J. Sylla
Executive Chairman
(424) 901-6655
ksylla@foothillspetro.com

10940 Wilshire Blvd., 23rd Floor
Los Angeles, CA 90024
(424) 901-6655

www.foothillspetro.com

Investor Relations Contact
Christopher Jarvis
EVP Finance
(424) 901-6655
ir@foothillspetro.com